Related Party Transaction	3 Months Ended
Jun. 07, 2017
The Crypto Company, Inc. [Member]
Related Party Transaction

NOTE 7 - RELATED PARTY TRANSACTION

On March 9, 2017, the Company issued 125,000 shares of common stock of the Company to an employee of the Company, in exchange for an initial investment made in the form of cryptocurrency, valued at $100,000, based on the fair value of the investment on the date of such investment. In addition, based on the fair value of the shares of common stock of the Company at the time of issuance, the Company recorded an additional $100,000 of share based compensation expense related to the transaction.

On March 9, 2017, the Company issued 300,000 shares of common stock of the Company to the President of the Company, in exchange for $200,000. In addition, based on the fair value of the shares of common stock of the Company at the time of issuance, the Company recorded an additional $280,000 of share based compensation expense related to the transaction.

On March 9, 2017, the Company issued (i) 125,000 shares of common stock of the Company to Redwood Fund LP (“Redwood”) in exchange for cash of $200,000; and (ii) 125,000 shares of common stock of the Company to Imperial Strategies, LLC (“Imperial Strategies”) in exchange for certain services rendered, valued at $200,000, as of the date of such issuance. Michael Poutre, the Chief Executive Officer of the Company, and Ron Levy, the Chief Operating Officer of the Company, are limited partners of Redwood, and, as a result, had an indirect material interest in the shares owned by Redwood. Mr. Poutre is the sole member of MP2 Ventures, LLC, a member of Imperial Strategies, and, as a result, had an indirect material interest in the shares owned by Imperial Strategies.